QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2003

Price Legacy Corporation
(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	0-20449 (Commission File No.)	33-0628740 (I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300
San Diego, California 92128
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (858) 675-9400

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.
Exhibit Number	Description of Exhibit
99.1	Press release issued by Price Legacy Corporation on May 13, 2003.

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

        The information contained in this Item 9 is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

        On May 13, 2003, Price Legacy Corporation issued a press release regarding its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

        The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Price Legacy Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2003	PRICE LEGACY CORPORATION
	By:	/s/ JAMES Y. NAKAGAWA Name: James Y. Nakagawa Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release issued by Price Legacy Corporation on May 13, 2003.

QuickLinks

SIGNATURE
EXHIBIT INDEX